UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2021

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2811 Airpark Drive
Santa Maria,	California	93455
(Address of principal executive offices)		(Zip Code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	LNDC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;         Compensatory Arrangements of Certain Officers.

Resignation of Brian McLaughlin as Chief Financial Officer and Secretary

On January 15, 2021, Brian McLaughlin notified the Board of Directors (the “Board”) of Landec Corporation (the “Company”) that he was retiring as the Company’s Chief Financial Officer and Secretary, effective January 18, 2021.

Appointment of John Morberg as Chief Financial Officer and Secretary

On January 18, 2021, the Board appointed John Morberg as the Company’s Chief Financial Officer and Secretary, succeeding Brian McLaughlin, to serve in such capacities until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Prior to joining the Company, Mr. Morberg worked as a business consultant from June 2019 until January 2021, advising on financial and business matters across restaurant and consumer industries, and serving as an interim executive and adviser for various clients. He served as Chief Financial Officer and General Counsel of Bar Louie, a national gastrobar chain, from March 2018 to June 2019. Prior to that role, Mr. Morberg served as Chief Executive Officer and a member of the board of directors of Garden Fresh Restaurant Corp. (“Garden Fresh”), a national restaurant chain, from March 2014 to March 2017. Before his tenure as Chief Executive Officer at Garden Fresh, Mr. Morberg served as Garden Fresh’s Chief Financial Officer, General Counsel and Secretary, as well as a member of the board of directors, from January 2007 to March 2014. He also served as Chief Financial Officer and Treasurer of DEI Holdings, Inc. (formerly NASDAQ: DEIX) from 2005 to 2007, as Vice President and Controller of Petco (formerly NASDAQ: PETC) from 1997 to 2005, and as supervising senior accountant at KPMG from 1986 to 1990. Mr. Morberg holds a J.D. from the University of the Pacific, McGeorge School of Law, and is a licensed attorney, and a Bachelor of Business Administration in Accounting from the University of San Diego, and is a certified public accountant (inactive).

There are no (i) family relationships between Mr. Morberg and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company or (ii) related party transactions with Mr. Morberg requiring disclosure pursuant to Item 404 of Regulation S-K.

In connection with Mr. Morberg’s appointment, the Company entered into an employment agreement with Mr. Morberg (the “Employment Agreement”).

Pursuant to the terms of the Employment Agreement, Mr. Morberg will be paid an annual base salary of $410,000, and he will participate in the Company’s annual Cash Incentive Award Plan with a target bonus equal to 55% of his annual base salary (pro-rated for any partial year of service). Mr. Morberg is also eligible to receive reimbursement of certain relocation expenses, as well as future grants of equity-based awards at such times and in such amounts as determined by the Compensation Committee.

In connection with his appointment, and pursuant to the terms of the Employment Agreement, Mr. Morberg also received equity awards in the form of a stock option and restricted stock unit award, each of which was granted on January 18, 2021 pursuant to the Landec Corporation 2019 Stock Incentive Plan. The stock option provides Mr. Morberg with the option to purchase 100,000 shares of the Company’s common stock, exercisable (i) with respect to one-third of the shares underlying the option on January 18, 2022 and (ii) with respect to the remaining shares, in 1/36th installments on each monthly anniversary thereafter, in each case subject to Mr. Morberg’s continued employment through the applicable vesting date. The restricted stock unit award provides for the issuance of 17,500 shares of the Company’s common stock, which will vest in full on January 18, 2024, subject to his continued employment through such date.

In the event that Mr. Morberg’s employment is terminated by the Company without “cause” or by Mr. Morberg for “good reason” in either case, subject to the execution and non-revocation of a general release of claims in favor of the Company, Mr. Morberg will be eligible to receive the following payments and benefits:

•a cash amount equal to Mr. Morberg’s then-current annual base salary, to be paid in substantially equal installments over the 12-month period following the termination date;
•a cash payment equal to Mr. Morberg’s pro-rated target cash performance bonus for the year in which the termination occurs;
•Company-subsidized COBRA premium payments for Mr. Morberg and his covered dependents for up to the maximum period permitted under COBRA; and
•Partial accelerated vesting of all outstanding Company equity awards that would have vested over the one-year period following the termination date (or, if either such termination occurs on or within two years following a “change in control,” full accelerated vesting of all outstanding Company equity awards, with performance-based awards vesting at target performance values, unless otherwise specified in the applicable award agreement).

As part of the Employment Agreement, Mr. Morberg agreed not to solicit employees or consultants of the Company during his employment and for a period of two years following his termination.

The foregoing description is qualified in its entirety by reference to the Employment Agreement, which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

In connection with Mr. Morberg’s appointment, Mr. Morberg has entered into the Company’s standard form of indemnification agreement for its directors and officers.

Item 7.01 Regulation FD Disclosure.

On January 18, 2021, the Company issued a press release announcing the resignation of Mr. McLaughlin and the appointment of Mr. Morberg. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated January 18, 2021, by and between the Company and John Morberg.
99.1	Press Release, dated January 18, 2021.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2021

LANDEC CORPORATION

By:	/s/ Albert D. Bolles
Albert D. Bolles
President and Chief Executive Officer

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